TAYLOR DEVICES, INC.
                         90 Taylor Drive
                 North Tonawanda, New York  14120

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS OF TAYLOR DEVICES, INC.

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of TAYLOR DEVICES, INC. ("Company") will be held at the University Inn & Conference Center, 2401 North Forest Road, Amherst, New York, on November 8, 1996, at 10:00 A.M. for the following purposes:

     1. To elect five directors of the Company each to serve for the ensuing year until the next annual meeting and the election and qualification of his successor.

     2. To approve and ratify an amendment to Article V, Indemnity of the Company's By-laws to expand indemnification protection to directors and officers of the Company.

     3. To approve and ratify Indemnity Agreements entered into between the Company and its directors and designated officer, in substantially the form attached as Exhibit A, and as such form may from time to time be amended.

     4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

          NOTICE IS HEREBY GIVEN that the stock transfer books of the Company will not be closed, but only shareholders of record at the close of business on September 20, 1996 will be entitled to notice of the meeting and to vote at the meeting.

          SHAREHOLDERS WHO WILL BE UNABLE TO BE PRESENT PERSONALLY MAY ATTEND THE MEETING BY PROXY. SUCH SHAREHOLDERS ARE REQUESTED
TO DATE, SIGN AND RETURN THE ENCLOSED PROXY.  THE PROXY MAY BE
REVOKED AT ANY TIME BEFORE IT IS VOTED.


                              BY ORDER OF THE BOARD OF DIRECTORS


                              /s/ Joseph P. Gastel
                              Joseph P. Gastel, Secretary

DATED:    September 26, 1996
          North Tonawanda, New York
                        PROXY STATEMENT
                            FOR THE
                 ANNUAL MEETING OF SHAREHOLDERS
                               OF
                      TAYLOR DEVICES, INC.
                        90 TAYLOR DRIVE
                NORTH TONAWANDA, NEW YORK 14120

                    _________________________


     TO BE HELD AT THE UNIVERSITY INN & CONFERENCE CENTER,
           2401 NORTH FOREST ROAD, AMHERST, NEW YORK
                         NOVEMBER 8, 1996

     This Proxy Statement is furnished to shareholders by the Board of Directors of Taylor Devices, Inc. (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held on November 8, 1996, at 10:00 A.M., and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. It is proposed first to give or mail this Proxy Statement and the accompanying form of proxy to shareholders on or about September 26, 1996.

     If the enclosed form of proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions contained therein. Any proxy given pursuant to this solicitation may be revoked by the shareholder at any time prior to its use by written notice to the Secretary of the Company.


               RECORD DATE AND VOTING SECURITIES

     The Bylaws of the Company provide that the Annual Meeting of Shareholders shall be held at any time within six (6) months after the end of the fiscal year. In accordance with the Bylaws, the Board of Directors has established November 8, 1996, as the date for this year's Annual Meeting of Shareholders. The Board of Directors has fixed the close of business on September 20, 1996, as the record date for determining the holders of common stock entitled to notice of and to vote at the meeting. On September 20, 1996, the Company had outstanding and entitled to vote a total of 2,687,424 shares of common stock. Each outstanding share of common stock is entitled to one vote on all matters to be brought before the meeting.


             CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of September 20, 1996, as to persons known by the Company to be the beneficial owners of more than five percent of the Company's common stock, as well as shares owned by named executive officers, each director and all directors and executive officers of the Company as a group:

Name and                     Amount and
Address of                   Nature of
Beneficial                   Beneficial                Percent (%)
Owner                        Ownership (5)             of Class

Tayco Developments, Inc.      697,567(1)                   26.1%
100 Taylor Drive
North Tonawanda, NY 14120

Douglas P. Taylor              54,826(2)(4)                 2.%
90 Taylor Drive
North Tonawanda, NY 14120

Richard G. Hill                44,096(3)(4)                 1.6%
90 Taylor Drive
North Tonawanda, NY 14120

Joseph P. Gastel               54,762(4)                    2.%
722 Ellicott Square Bldg.
Buffalo, NY 14203

Donald B. Hofmar               17,233(4)                     *
365 Brantwood Drive
Amherst, NY 14226

Randall L. Clark                 -0-
3570 Broadway
Buffalo, NY 14227

All directors and officers
as a group (six)              243,703                       9.1%

* less than 1%



(1) These shares are subject to an irrevocable proxy from Tayco Developments, Inc. ("Developments") to the Company. The irrevocable proxy and related documents will terminate by their terms on August 1, 1997 or at such time as Developments repays its portion of the Tayco Technology, Inc. ("Tech") indebtedness, whichever event is the earlier to occur. Tech was merged into the Company in 1994. See "Transactions with Management and Others."

(2) Includes 2,307 shares held beneficially and of record by Sandra Taylor, wife to Douglas Taylor, and 7,042 shares held by her as custodian for their minor children. Also included are 38 shares held by Mr. Taylor as custodian for their minor children.
As to all such shares, Mr. Taylor disclaims any beneficial ownership. Members of Douglas P. Taylor's immediate family own 9,387 shares, which represent less than 1% of the Company's stock, as to which shares Mr. Taylor disclaims any beneficial ownership.

     Paul H. Taylor, father of Douglas P. Taylor, and father-in-law of Richard G. Hill, also owns 155,913 shares or 15.7% of the equity securities of Developments, the Company's largest shareholder.
This ownership interest in Developments, together with 8,624 shares of stock which Paul H. Taylor owns in the Company, results in approximately 6.2% control in the Company attributable to Paul H. Taylor. In fiscal year 1996, Paul H. Taylor gifted a total of 32,800 shares of stock in Developments to his family, as follows:
2,500 shares each to his wife, two daughters (including Joyce Taylor Hill, wife of Richard G. Hill), a son-in-law, and to each of his six grandchildren. Consequently, not including the ownership interests of Messrs. Douglas P. Taylor and Richard G. Hill, shares of Developments' stock which the Taylor family own, together with the shares which they own in the Company, result in the family owning or controlling 219,407 shares or 8.2% of the Company's stock. As to all such shares, Douglas P. Taylor and Richard G. Hill disclaim any beneficial interest.

(3)  Includes 656 shares held by Joyce Taylor Hill, wife of Mr.
Hill and sister to Douglas P. Taylor, as custodian for their minor children. As to all such shares, Mr. Hill disclaims any beneficial ownership. See also note 2 above.






(4) Includes options granted to directors and officers and which have not been exercised, but which can be exercised within 60 days. These options were granted pursuant to the Company's 1994 Taylor Devices, Inc. Stock Option Plan (the "1994 Stock Option Plan"), and the 1982 Non-Statutory and Incentive Stock Option Plans, which have expired (the "1982 Stock Option Plans"). See "Executive Compensation."

(5) Information presented in this table has been supplied by the respective shareholders or by the Company as transfer agent.


                     THE ELECTION OF DIRECTORS

     Five directors of the Company are to be elected to hold office until the election and qualification of their successors at the next Annual Meeting of Shareholders. Unless the proxy directs otherwise, the persons named in the enclosed form of proxy will vote for the election of the five nominees named below. In the event that any of the nominees should be unable to serve, or for good reason will not serve, the proxy will be voted in accordance with the best judgment of the person or persons acting under it.
It is not anticipated that any of the proposed nominees will be unable to serve.

     All nominees, with the exception of Mr. Randall L. Clark, have been members of the Board of Directors since the dates indicated and since their last election to the Board by the shareholders at the Annual Meeting of Shareholders held November 10, 1995. Mr. Clark was appointed to the Board to fill the vacancy left by the resignation of Mr. O. Eugene Hilger.

     Mr. Hilger, whose service to the Company has spanned 23 years, resigned from the Board of Directors in August 1996 for reasons of health.









Nominees and Directors

     The nominees for director, their ages, principal occupations, positions with the Company, and the date each nominee was elected a director of the Company are set forth below:

DOUGLAS P. TAYLOR (48), President of the Company since April 1991, was Executive Vice President since 1979, and has served as a Director since 1976. Since 1972 and 1977, he has also served as Director of Developments and Tayco Realty Corporation ("Tayco Realty"), respectively. Mr. Taylor became President of both Companies in 1991 also. Mr. Taylor is the brother-in-law of Richard G. Hill.

RICHARD G. HILL (46), has served as Vice President of the Company since 1978, and as a Director and Executive Vice President since 1991. In 1991, Mr. Hill also became a Director and Executive Vice President of Tayco Realty. Mr. Hill is the brother-in-law of Douglas P. Taylor.

JOSEPH P. GASTEL (71), is a Patent Attorney and a Director and
Secretary of the Company and of Developments since 1984.

DONALD B. HOFMAR (67), who has served as a Director of the Company since 1991, has been the President of Bell-Mar, Inc. since its inception in 1962. Bell-Mar, Inc. a corporation which serves as a sales contractor for Thomas Publishing Company, is a vendor to the Company, but the business transacted is $27,000 or less per year.

RANDALL L. CLARK (53), was appointed to the Board of Directors of the Company on August 22, 1996 to fill the vacancy left by O. Eugene Hilger. As of 1996, Mr. Clark is a Director of Buffalo Ventures, Inc., an investment banking firm, and he also serves as Chairman of the Board of Directors of Dunn Tire Corporation of Western New York. From 1992 until 1996, Mr. Clark was Executive Vice President and Chief Operating Officer of Pratt & Lambert. From 1980 to until 1992, Mr. Clark served in various executive capacities at Dunlop Tire Corporation, including as its President and Chief Executive Officer. He was appointed to its Board of Directors in 1983. In 1984, Mr. Clark was appointed to the Group Management Board of Dunlop Holdings, plc., and also served as Chairman of the Board of Dunlop Tire Corp. in North America from 1985 to 1991.

     Mr. Clark also serves on the board of directors of several other area corporations, including, Acme Electric Corporation, (listed on the New York Stock Exchange), Merchants Mutual Insurance Company, Marine Midland Bank - Western Region, and Millard Fillmore Hospital. He is Vice Chairman of the International Trade Council of Western New York, and Chairman of the University of Buffalo's Center for Industrial Effectiveness. Mr. Clark holds a B.A. degree from the University of Pennsylvania and an M.B.A. degree from the Wharton School of Finance and Commerce.

     For each director or nominee for director's ownership of the Company's common stock, see "Certain Beneficial Owners and Management."

     It is the intention of the persons named in the enclosed form of proxy, unless otherwise directed, to vote FOR the election of the nominees to serve on the Board of Directors until the next Annual Meeting of Shareholders. Each nominee will be elected by a plurality of affirmative votes cast by shareholders.

     The Board of Directors recommends a vote FOR management's slate of nominees to the Board of Directors, which is Item 1 on the form of proxy.


Board of Directors and Committee Meetings

     In fiscal 1996, the Board of Directors met three times with 100% of the directors in attendance.

     The Executive Committee, between meetings of the Board of Directors and to the extent permitted by law, exercises all of the powers and authority of the Board in the management of the business of the Company. The Executive Committee, comprised of Messrs. Taylor, Hill, and Gastel, did not meet in fiscal 1996.

     The Audit Committee is comprised of the Company's outside directors, Messrs. Gastel and Hofmar, and has as its function, the review and implementation of accounting and audit procedures utilized by the Company internally, and as recommended by the Company's certified public accountants. The Audit Committee also makes recommendations to the Board regarding selection of the Company's accountants for the forthcoming fiscal year. The Audit Committee met once in fiscal 1996, with both members in attendance.


     The Stock Option Committee, formed in December 1994 to administer the Company's 1994 Stock Option Plan (the "1994 Plan"), is comprised of Messrs. Gastel and Hofmar. The Committee met once in fiscal 1996, with both members in attendance. The 1982 Stock Option Plans are administered by Mesdames Janice Nicely and Kathleen King, employees of the Company. No further stock options may be granted under the 1982 Stock Option Plan.

     The Company does not have a standing nominating or a Compensation Committee of the Board of Directors.

     In fiscal 1996, each member of the Board of Directors received a fee of $1,250 for each Board meeting attended. The fee is paid either in cash or, if requested by the director, credited toward future exercise of options held by such director. In addition, the Secretary of the meeting receives a $2,250 fee per meeting for services rendered in that capacity.

     In addition, and pursuant to the formula set forth in the 1994 Plan, each director received a grant of options for 5,000 shares of common stock. The option price of the stock was $3.88, which represents the mean of the bid/ask price of the Company's common stock on the date of grant, April 18, 1996. The mean of the bid/ask price at May 31, 1996 is $3.84.

     All directors may be considered to be "control persons" as that term is defined in the Securities Act of 1933, as amended.


Current Directors and Officers

     For information on Messrs. Douglas P. Taylor, Richard G. Hill, Joseph P. Gastel, Donald B. Hofmar and Randall L. Clark, see
"Nominees and Directors" above.

KENNETH G. BERNSTEIN (49),  Controller of the Company since
November 1992, was appointed Treasurer of the Company in December
1994. From August 1981 to July 1992 he was employed as a Management Accountant and Internal Auditor by British Petroleum.

                     EXECUTIVE COMPENSATION

      The following table sets forth certain information concerning compensation of and stock options held by the Company's Chief Executive Officer and Vice President. No other current executive officers earn more than $100,000 annually in salary and bonus.


                    SUMMARY COMPENSATION TABLE
                        ANNUAL COMPENSATION        LONG-TERM COMPENSATION
                                                           AWARDS
                               (1)                    (2)      (3)        (4)
                                                            SECURITIES
NAME/                                                OTHER  UNDERLYING   ALL
PRINCIPAL           FISCAL                           ANNUAL  OPTIONS/   OTHER
POSITION             YEAR    SALARY($)    BONUS($)   COMP($)  SARS(#)   COMP($)

Douglas P. Taylor    1996    $127,727     $  928     $ 6,623   5,000    $23,543
Chairman/President   1995    $107,620     $    -     $18,715   5,000    $20,081
Chief Executive      1994    $ 94,710     $    -         -       -      $16,653
Officer

Richard G. Hill      1996    $ 95,141     $1,272     $ 3,312   5,000    $23,394
Vice President       1995    $ 80,181     $    -     $12,361   5,000    $19,948
                     1994    $ 68,585     $    -     $ 9,062     -      $16,535

(1) Automotive vehicles owned by the Company are made available to its CEO and Vice President, and use of such vehicles is not limited to business purposes. The value of any personal economic benefit associated with such use cannot reasonably be determined by the Company.

(2)  Pursuant to the 1982 Stock Option Plans, on March 1, 1996, Mr.
Taylor exercised 1,205 non-qualified options to acquire 1,205 shares of common stock and 1,000 SARs accompanying non-qualified options, for payment of personal income taxes, at a value per stock appreciation right ("SAR") on the date of exercise of $2.77. On
March 1, 1996 Mr. Hill exercised 703 non-qualified options, to acquire 703 shares of common stock and 400 SARs accompanying non-qualified options for payment of personal income taxes, at a value per SAR on the date of exercise of $2.77.

     On November 18, 1994 during fiscal year 1995, Mr. Taylor exercised 7,717 SARs accompanying non-qualified options, to acquire
3,187 shares of common stock and for payment of personal income taxes, at a value per SAR on the date of exercise of $2.39. On
November 29, 1994 Mr. Hill exercised 5,512 SARs accompanying non-qualified options to acquire 2,150 shares of common stock and for payment of personal income taxes, at a value per SAR on the date of exercise of $2.21. On December 8, 1993 during fiscal year 1994 Mr. Hill exercised 2,600 non-qualified options to acquire 2,600 shares of common stock and 1,500 SARs accompanying non-qualified options for payment of personal income taxes, at a value per SAR on the date of exercise of $2.08.

The value of a SAR per share of common stock is the difference on the date of exercise between the fair market value per share of common stock and the option exercise price. Only non-qualified options are accompanied by SARs.

(3) Incentive options were granted pursuant to the terms of the 1994 Plan on April 18 in 1996 and 1995, at option prices of $3.88 and $4.00 respectively, which is the mean of the bid/ask price of the Company's common stock on the date of grant.

(4) Other compensation, as paid and accrued to the above named executive officers, is as follows:


                             DIRECTOR'S  MNGMNT     AUTO      401K
                                FEES      FEES    ALLOWANCE  CONTRIB.   TOTAL

Douglas Taylor:
Fiscal Year Ended 5/31/96     $ 5,000    $16,150    $ 1,800   $   593   $23,543
Fiscal Year Ended 5/31/95     $ 4,600    $13,283    $ 1,800   $   398   $20,081
Fiscal Year Ended 5/31/94     $ 4,950    $ 9,550    $ 1,800   $   353   $16,653

Richard Hill:
Fiscal Year Ended 5/31/96     $ 5,000    $16,150    $ 1,800   $   444   $23,394
Fiscal Year Ended 5/31/95     $ 4,600    $13,283    $ 1,800   $   265   $19,948
Fiscal Year Ended 5/31/94     $ 4,950    $ 9,550    $ 1,800   $   235   $16,535


                        OPTION/SAR GRANTS
                      IN FISCAL YEAR 5/31/96
                                               POTENTIAL REALIZ-
                                                 ABLE VALUE AT
                                                ASSUMED ANNUAL
                                                RATES OF STOCK
                                             PRICE APPRECIATION
                   INDIVIDUAL GRANTS           FOR OPTION TERM
                 NUMBER OF    % OF
                 SECURITIES   TOTAL
                 UNDERLYING  OPTIONS
                 OPTIONS    GRANTED TO     EXERCISE    EXPIR-
                 GRANTED(#) EMPLOYEES IN   OR BASE     ATION
NAME                 (1)    FISCAL YEAR   PRICE($ SH)  DATE       5%       10%

Douglas P. Taylor  5,000      33.33%        $3.88     4/18/06  $12,201  $30,919
 Chairman,
 President,
 and CEO

Richard G. Hill    5,000      33.33%        $3.88     4/18/06  $12,201  $30,919
 Vice President


(1) The incentive options were granted on April 18, 1996 pursuant to the 1994 Stock Option Plan. No SARs can be granted with incentive options. The options are not exercisable until the date six months after the date of grant.

                 AGGREGATED OPTION/SAR EXERCISES
                     IN LAST FISCAL YEAR AND
                    YEAR-END OPTION/SAR VALUES
                             5/31/96

                                       (2)
                                     Number of
                                     Securities                 (3)
                                     Underlying           Value of
                                     Unexercised          Unexercised In-The-
                                     Options/SARs         Money Options/SARs
               Shares       (1)      At Fiscal Year       At Fiscal Year
             Acquired on   Value     End Exercisable(E)/  End Exercisable(E)/
  Name       Exercise(#)  Realized   Unexercisable(U)     Unexercisable(U)
  Douglas P.     1,205     $3,342      24,350 (E)           $44,961 (E)
  Taylor
  Chairman,
  President,
  Chief Executive
  Officer

  Richard G.       703     $1,950      10,000 (E)              -0-
  Hill
  Vice
  President

(1) Value realized is the difference between the market value of the Company's common stock on the dates of exercise (3/1/96) and the exercise price for the options.

(2) The exercisable options include SARs granted in tandem with 14,350 options; the exercise of SARs reduces the number of shares subject to the related option.

(3) Value is the difference between the market value of the Company's common stock on May 31, 1996 of $3.84 and the exercise price for the options.

Employee Stock Purchase Plan

      The Company offers a Stock Purchase Plan generally to all its employees. There is a total of 93,364 shares available for distribution to all qualified employees at May 31, 1996. The
Company also provides a 401(k) plan for its employees.


                         INDEMNIFICATION
             OF DIRECTORS AND OFFICERS OF THE COMPANY

     The Board of Directors of the Company has approved, and recommends to the shareholders for their approval and ratification, two action items related to the indemnification of directors and officers of the Company, namely, Item 2, the Amendment to the Company's By-laws; and Item 3, the Company's entering into indemnity agreements with its directors and certain designated officer(s) (the "Indemnity Agreement or Agreements"), now and in the future.


Reasons for the Proposals.

     Today's legal environment often subjects directors and officers of corporations to significant personal expense in defending their conduct against litigation, regardless of the merits of the claims against them. Exposure to personal liability has made attraction and retention of qualified directors and officers increasingly difficult for many companies.

     Thus far, the Company has been able to attract directors and officers whom it believes to be qualified. There is justifiable concern, however, that the retention of existing directors, officers and other personnel, and attraction of new personnel in the future, will become increasingly more difficult unless these qualified individuals are afforded the degree of protection which they consider adequate. Equally important is the Company's desire to protect, to the full extent permitted by law, individuals working to increase the value of the shareholders' investment in their Company.

     In response to these concerns, in 1992 the Company amended its Certificate of Incorporation to eliminate or limit the personal liability of directors for breach of duty to the extent permitted by law. The Company also carries directors' and officers' liability insurance. See "Directors' and Officers' Indemnification Insurance."

       While Article V, Section 1, of the Company's By-laws presently contains a provision to indemnify directors and officers, the provision is ambiguous, and thus inadequate for today's needs. The proposed Amendment to the By-laws (the "Amendment"), as described below, clarifies the methods and the extent of protection available.

     In particular, the Amendment clarifies the right of the Board to enter into binding indemnity agreements and to advance expenses to indemnified persons. The Amendment also clarifies that the indemnification coverage provided by the By-laws will remain in effect, irrespective of any subsequent amendment of the By-laws limiting or rescinding such indemnification, with respect to any matter or cause of action accruing prior to the date of amendment or rescission.

     In coordination with the Amendment, the Company has entered into Indemnity Agreements with each member of the Board of Directors, and with the Company's Treasurer, Kenneth G. Bernstein.

     Although the New York Business Corporation Law (the "BCL") and the By-laws authorize the Company to indemnify directors and officers, they do not require directors or officers to be indemnified during the pendency of litigation (except that the BCL permits interim indemnification upon a court determination). The current By-laws also do not specify the times at which the Company is obligated to reimburse an indemnified person for expenses. As a result, a director or officer could be required to expend, from personal resources, the full costs of defense without receiving indemnification until the matter was fully resolved. Such an expenditure can be substantial over a period of time.

     The Indemnity Agreements provide that the Company will advance litigation expenses to the indemnified director or designated officer (the "Indemnitee") while the action is pending, upon the Indemnitee's assurance (as required by the BCL) that the advance will be returned if the Indemnitee is ultimately found not to be entitled to expense indemnification.

     In recent years, many public companies have adopted director and officer indemnification programs similar to that being proposed by the Company. Management believes that the Board's adoption of both the Amendment and the Indemnity Agreements was not only necessary, but timely. The nomination of a new candidate, Randall
L. Clark, to the Board, and his introduction to the Company and its shareholders, is a particularly appropriate time to institute a form of director and officer protection that has become increasingly commonplace, and management urges shareholders to ratify both the Amendment and the Indemnity Agreements.


                        BY-LAW AMENDMENT


Current By-law Provision

         The By-laws at Article V, Section 1, "Indemnity" presently provide:

             Section 1.  Indemnification of Officers and Directors.
         To the full extent authorized by law, the Corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a Director or officer of the Corporation or serves or served any other corporation in any capacity at the request of the Corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than Directors and officers may be entitled by contract or otherwise under law.


Proposed By-law Amendment

         The Board of Directors has approved, and recommends for approval and ratification by the shareholders, the following
Resolution and incorporated By-law Amendment:

             RESOLVED, that in accordance with Article VIII, Section
         1 of the Company's By-laws, such By-laws shall be and hereby are amended to delete in its entirety the second sentence of
         Section 1 of Article V; and to add an additional subsection to the first sentence of the original Section 1, so that Article V shall hereinafter read in its entirety, as follows:


                 Section 1.   To the full extent authorized by law,
             the Corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a Director or officer of the Corporation or serves or served any other corporation in any capacity at the request of the Corporation.

                 Section 2. The Corporation shall have authority to enter into agreements, from time to time and as amended, with any Director or officer (each such person hereinafter referred to as an "Indemnitee") to indemnify and advance the expenses of any Indemnitee to the full extent permitted by the New York Business Corporation Law, as the same now exists or as may hereafter be amended ("Indemnity Agreement").

                 The indemnification and advancement of expenses
             granted to an Indemnitee pursuant to this Article shall not be exclusive of or limiting as to any other rights to which such Indemnitee may be entitled, when authorized by
             (a) a resolution of shareholders or (b) a resolution of directors, or (c) an Indemnity Agreement. No amendment, modification, or rescission of these By-laws shall be effective to limit any person's right to indemnification with respect to any cause of action that accrues, or other incident or matter that occurs, prior to the date on which such modification, amendment or rescission is adopted.

         The affirmative vote of the holders of a majority of the shares present and voting at the Annual Meeting is required to approve and ratify the foregoing Resolution and By-law Amendment.


         Management recommends a vote FOR action Item 2 on the form of proxy.


                       INDEMNITY AGREEMENTS

         The Board of Directors has also approved, and recommends for the approval and ratification by the shareholders, Indemnity
Agreements in substantially the form annexed to this Proxy
Statement as Exhibit A. Any description of the Indemnity Agreement appearing below is qualified in its entirety by reference to Exhibit A, and shareholders should carefully review Exhibit A before casting their votes for this action Item 3.


            DISCUSSION OF TERMS OF INDEMNITY AGREEMENT


Extent of Indemnification

         Under Paragraph 4 ("Indemnity in Third Party Proceedings"), the Company agrees to indemnify the Indemnitee against all Expenses (as defined in the Agreement), liabilities, judgments, fines and penalties actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of any Proceeding (as defined), but only if he acted in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the Company. In the event that the Proceeding is a criminal action, the Indemnitee must have had no cause to believe his conduct was unlawful.

         The Indemnity Agreement broadly defines "Proceeding" as including "any threatened, pending or completed action, suit, or proceeding, whether brought in the right of the Corporation or otherwise, and whether of a civil, criminal or administrative nature," by reason of any action taken (or any inaction) by the Indemnitee, while serving as a director or officer, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, trustee, employee or agent of another corporation, or other organization or enterprise. "Expenses" includes expenses of any investigation, judicial or administrative proceeding, or appeal, and any amounts paid in settlement by or on behalf of the Indemnitee, his attorneys' fees and disbursements, but does not include the amount of any judgments, fines or penalties adjudicated against the Indemnitee.

         In Paragraph 5 ("Indemnity in Proceeding By or In the Right of the Corporation"), the Company agrees to indemnify the Indemnitee, as in Paragraph 4, but with the additional proviso that no indemnification can be made for judgments, fines, penalties or amounts paid in settlement, or any Expenses in respect of claim, issue, or matter where the Indemnitee was held liable, unless, and only to the extent that, the court where the Proceeding was brought determines, upon application that, despite an adjudication of liability, in view of all circumstances, the Indemnitee is fairly and reasonably entitled to indemnity to the extent that the court deems proper.

         The Indemnity Agreements apply to claims asserted after the dates the Agreements are entered into, whether the acts or omissions from which such claims arise occurred before or after such date. Hence, by their terms, the Agreements function retroactively. Management is not aware of any Proceedings pending or threatened against any director or officer of the Company.


Possible Conflict

         Paragraph 12 ("Corporation Participation in Litigation"), allows the Company to participate in the Proceeding brought against the Indemnitee and assume the defense of the action on behalf of the Indemnitee. If so, the Company may not settle the action without the Indemnitee's written consent. In any Proceeding, the Indemnitee is entitled to his own legal representation, at his own expense, unless (i) payment of such expense by the Company is approved by a majority vote of disinterested directors; (ii) either or both the Indemnitee and the Company determine that there is a conflict of interest between the Company and the Indemnitee in conducting the defense of the Proceeding; or (iii) the Company has not assumed the defense of the action.

         Shareholders are advised that in many Proceedings, and especially in a Proceeding brought by or in the right of the Company such as a shareholder derivative suit (see Paragraph 5), a legal conflict of interest will likely exist, thereby necessitating separate legal representation of both the Indemnitee and the Company, at the Company's expense.





Exceptions to Indemnification

         Under Paragraph 6 ("Exceptions to Indemnitee's Rights"), the Company will not be responsible for making any payment with respect to any claim made against the Indemnitee: (a) to the extent payment is made under an insurance policy; (b) to the extent the Indemnitee is paid otherwise than under the Indemnity Agreement;
(c) if a claim is proven by final judgment that the Indemnitee gained a personal profit or advantage to which he was not entitled;
(d) for disgorgement of profits made under a "short-swing" purchase and sale of the Company's securities covered by Section 16(b) of the Securities Exchange Act of 1934; or (e) brought about or contributed to by the dishonesty of the Indemnitee.

         Irrespective of any provision of the Indemnity Agreement, the BCL limits the power of the Company to indemnify an Indemnitee if a judgment or other final adjudication adverse to the Indemnitee establishes that (i) his acts were committed in bad faith, or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or (ii) he personally gained, in fact, a financial profit or other advantage to which he was not legally entitled.


Advancement and Repayment of Expenses

         Under Paragraph 8 ("Advancement of Expenses"), the Company agrees to advance funds for Expenses incurred by the Indemnitee within 20 days of any written request therefor. Should advances be made by the Company for Expenses that are later determined to be within the categories excepted from coverage under Paragraph 6, the Indemnitee agrees to repay such amounts within 90 days of such determination.

         In the event that the Indemnitee is successful on the merits or otherwise in defense of any action, he is to be indemnified against all Expenses. See Paragraph 7 ("Indemnification of
Expenses of Successful Party"). If the Indemnitee is entitled to indemnification for some portion of his Expenses, fines, or penalties actually and reasonably incurred, but not all, he is to be indemnified to the extent permissible under the terms of the Indemnity Agreement. See Paragraph 15 ("Partial Indemnification").


Other Provisions

         Paragraph 11 ("Indemnification Hereunder Not Exclusive"), explicitly states that the indemnification to be provided under the Agreement is not exclusive of any rights or remedies to which the Indemnitee is entitled under the Company's Certificate of Incorporation, By-laws, other agreement, vote of shareholders or disinterested directors, or under the BCL.

         Paragraph 11 also provides that if the Certificate of Incorporation, By-laws or BCL are later amended after the date the Indemnity Agreement is entered into, to limit or restrict the indemnification permitted, then, with respect to matters arising prior to the effective date of such amendment, the Company is nevertheless bound to indemnify the Indemnitee to the full extent permitted by the Indemnity Agreement, Certificate of Incorporation, By-laws or BCL prior to such amendment.


Shareholder Approval

         The BCL does not require the Company to obtain shareholder approval of the Indemnity Agreements, but the Board of Directors seeks such approval, because each director and any designated officer may potentially benefit from the Agreement, and because such approval should make any challenge as to the legality of the Agreement more difficult. If shareholder approval is not obtained, the Company will not enter into Indemnity Agreements with any future Indemnitee, but the Indemnity Agreements entered into between the Company and each current Indemnitee shall remain in effect.

         Accordingly, management proposes for approval and ratification by shareholders, the following Resolution and related Indemnity
Agreements:

             RESOLVED, that the indemnity agreements entered into between the Company and each member of the Board of Directors and its Treasurer in substantially the form attached to this Proxy Statement as Exhibit A (the "Indemnity Agreement") be and hereby are approved, ratified and confirmed; and it is further

             RESOLVED, that in the future, the Company be and hereby is authorized to enter into one or more Indemnity Agreements with directors and such officers of the Company as may be approved by the Board of Directors, upon recommendation of the President; and it is further

             RESOLVED, that the Company be and hereby is authorized to amend the Indemnity Agreement from time to time, as the Board of Directors, in its sole discretion, deems appropriate and as being in the best interests of the Company and its shareholders, subject to such amendment or amendments being in compliance with all applicable law.

         The affirmative vote of the holders of the majority of the shares present and voting at the Annual Meeting is required to approve and ratify the foregoing Resolution and Indemnity
Agreements.

         Management recommends a vote FOR Item 3 on the form of proxy.


Directors and Officers Indemnification Insurance

         On August 22, 1996, the Company renewed its directors and officers indemnification insurance policy written by the Royal Indemnity Company. The renewal is for a one year period at an annual premium of $19,800. The policy provides for indemnification benefits and the payment of expenses in actions instituted against any director or officer of the Company for claimed liability arising out of his conduct in such capacity. No payments or claims of indemnification or expenses have been made under any such policy.


             TRANSACTIONS WITH MANAGEMENT AND OTHERS

          The Company leases a portion of both the building and the property on which it is located from Tayco Realty, pursuant to the terms of a lease which will expire on October 31, 2005. Rental payments for fiscal 1996 totaled $125,600. The total rent paid by the Company is determined by a base rate and is subject to adjustment for increases in taxes, maintenance costs and for utilization of additional space by the Company. The Company also pays for certain expenses incurred for the operation of the facilities.

      Developments is the largest single shareholder of the Company, owning approximately 26.1% of its outstanding common stock. Paul H. Taylor, father to Douglas P. Taylor, owns approximately 15.7% of the common stock of Developments, with the Taylor family owning an additional 4.5%, as to which shares Paul Taylor disclaims beneficial ownership. Developments owns approximately 42% of Tayco Realty, an affiliate of both corporations, with 58% owned by the Company.

         Under a License Agreement ("License Agreement"), dated November 1, 1959, Developments granted the Company certain preferential rights to market in the United States and Canada all existing and future inventions and patents owned by Developments. Certain of these patents have been assigned to the Company in connection with the Company's assumption of Developments' portion of the indebtedness of Tech under certain guarantees to Tech's lenders. The term of this License Agreement is the life of the last-to-expire patent on which the Company is paying royalties, which is December 1, 2014. The Company pays a five percent (5%) royalty to Developments on sales of items sold and shipped. During fiscal 1996, the Company accrued royalties to Developments of $118,140, and all payments are current.

         The License Agreement also provides for Developments to pay the Company 10% of the gross royalties received from third parties who are permitted to make, use and sell machinery and equipment under patents not subject to the License Agreement, and apparatus and equipment subject to the License Agreement, but modified by the Company, the rights to such modification having been assigned to Developments. No royalties were received in fiscal 1996.

         In 1987, the Company guaranteed 40% and Developments 60% of certain obligations of their former affiliate, Tech, in the approximate amount of $850,000. In March 1991, certain of the lenders called their loans. Since Tech was unable to repay the loans and Developments was unable to assume its portion of the obligations under the guaranties, the Company assumed all obligations and continued to make all payments as they came due.
In January 1992, the Company acquired approximately 23% of the restricted common stock of Developments at its fair market value in consideration of the Company's discharging certain of Developments' obligations as a guarantor on the Tech indebtedness. In addition, Developments granted the Company an irrevocable proxy to vote the 697,567 shares which Developments owns in the Company. This proxy and related documents were renewed until August 1, 1997, or until the indebtedness is repaid in full, whichever is the earlier to occur. See Note 1 to "Certain Beneficial Owners and Management."

         In July 1994, Tech was merged into the Company and the Company formally agreed to assume all its obligations, including the obligations of Developments under its guarantee. As of July 31, 1996, approximately $23,424 remains outstanding on the Tech loans, of which $14,054 is Developments' portion. The merger permitted the Company to utilize approximately $876,000 of Tech's net loss carryforward credits ("NOL") through fiscal 1996. See Item 6.
"Management's Discussion and Analysis or Plan of Operations" in the Company's Annual Report on Form 10-KSB, accompanying this Proxy
Statement.

         The Company, Developments, and Tayco Realty share common management and a close business relationship. Particularly as it relates to the Company and Developments, as separate corporations responsible to their own shareholders, corporate interests may from time to time diverge regarding various aspects of business, including development and licensing of future inventions and patents. In that case, Developments would be permitted to license future patents and inventions to licensees other than the Company, which may render the Company's present License Agreement only minimally beneficial.

     All transactions described above are on as favorable a basis to the Company, as if entered into with an unaffiliated party.


                       INDEPENDENT AUDITORS

         A representative of J.D. Elliott & Co., P.C., the Company's auditors for fiscal 1996, and the accounting firm recommended by the Audit Committee to serve as the Company's certified public accountants for fiscal 1997, will attend the Annual Meeting of Shareholders. This representative will be available to respond to questions raised orally, and will be given the opportunity to make a statement, if desired.


                    PROPOSALS OF SHAREHOLDERS

         Proposals of shareholders intended to be presented to the 1997 Annual Meeting of Shareholders must be received by the Secretary of the Company prior to June 2, 1997, for inclusion in the Proxy
Statement and form of proxy.


                       FINANCIAL STATEMENTS

         This Proxy Statement incorporates by reference the financial statements contained in the 1996 Annual Report on Form 10-KSB which is being mailed to shareholders of record together with the proxy materials.


                          OTHER MATTERS

Voting

         Under the New York Business Corporation Law ("BCL") and the Company's By-laws, the presence, in person or by proxy, of a majority of the outstanding common shares is necessary to constitute a quorum of the shareholders to take action at the Annual Meeting. The shares which are present or represented by a proxy will be counted for quorum purposes regardless of whether or not a broker with discretionary authority fails to exercise discretionary voting authority with respect to any particular matter.

         Once a quorum is established, under the BCL and the By-laws, the directors standing for election must be elected by a plurality of affirmative votes cast. Approval and ratification of Items 2 and 3 each requires the affirmative vote of the holders of a majority of shares present and voting at the Annual Meeting. No broker non-votes will be counted for any item. For voting purposes, all votes cast "for", "against", "abstain", or "withhold authority" will be counted in accordance with such instruction as to each item.

         The expenses of this solicitation, including the costs of preparing and mailing this Proxy Statement and accompanying material will be borne by the Company. The Company has retained the services of Regan & Associates, Inc. to assist in the solicitation of proxies under a contract providing for payment of $3,000 plus reimbursement of reasonable out-of-pocket expenses. In addition to solicitations by mail, Regan & Associates, Inc. and regular employees of the Company may solicit proxies in person, by mail or by telephone, but no employee of the Company will receive any compensation for solicitation activities in addition to their regular compensation. Expenses may also include the charges and expenses of brokerage houses, nominees, custodians and fiduciaries for forwarding proxies and proxy materials to beneficial owners of shares.

         The Board of Directors knows of no other matters to be voted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their judgment.



Annual Report

         IN ADDITION TO THE 1996 ANNUAL REPORT TO SHAREHOLDERS, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, ON OR ABOUT AUGUST 26, 1996, IS BEING FURNISHED WITHOUT CHARGE TO SHAREHOLDERS BENEFICIALLY OR OF RECORD ON SEPTEMBER 20, 1996, AND ACCOMPANIES THIS PROXY MATERIAL.

     Additional copies of the Company's Annual Report on Form 10-KSB may be obtained from Joseph P. Gastel, Secretary, Taylor Devices, Inc.,
90 Taylor Drive, North Tonawanda, New York 14120-0748.



                             BY ORDER OF THE BOARD OF DIRECTORS


                             /s/ Joseph P. Gastel
                             Joseph P. Gastel, Secretary






DATED:   September 26, 1996
         North Tonawanda, New York

                       INDEMNITY AGREEMENT


     This Agreement is made as of the _____ day of _______________, 1996, by and between TAYLOR DEVICES, INC., a New York corporation having an office at 90 Taylor Drive, North Tonawanda, New York 14120-0748 (the "Corporation"), and _________________________, an
individual residing at ______________________________
("Indemnitee"), a director [and] [officer] of the Corporation.

     WHEREAS, it is essential to the Corporation to retain and attract as directors and officers the most capable persons available; and

     WHEREAS, it is the policy of the Corporation to indemnify its directors and officers so as to provide them with the maximum possible protection permitted by law; and

     WHEREAS, Section 722 of the Business Corporation Law of New York, under which the Corporation is organized, empowers corporations to indemnify any person serving as a director, officer, employee or agent of the corporation and any person who serves at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, and such Section 722 specifies that the indemnification set forth therein shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of shareholders or disinterested directors or otherwise; and

     WHEREAS, in order to serve, Indemnitee desires indemnification to the extent of the maximum protection permitted by law.

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the Corporation and Indemnitee hereby agree as follows:

     1. Agreement to Serve. Indemnitee agrees to serve as a director and/or officer of the Corporation for so long as he is duly elected or appointed or until the effective date of his written resignation. This Agreement does not constitute an employment agreement or confer any employee or other compensation rights other than the rights with respect to indemnification, advancement or Expenses (as defined below) and, if any, maintenance of directors and officers liability insurance specified herein.



     2.  Definitions.  As used in this Agreement:

         (a) The term "Proceeding" shall include any threatened, pending or completed action, suit or proceeding, whether brought in the right of the Corporation or otherwise and whether of a civil, criminal, administrative or investigative nature, in which Indemnitee may be or may have been involved as a party, a witness or otherwise, by reason of the fact that Indemnitee is or was a director or officer of the Corporation, by reason of any action taken by him or of any inaction on his part while acting as such director or officer, or by reason of the fact that he is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, whether or not he is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement may be provided under this Agreement.

        (b) The term "Expenses" includes, without limitation thereto, expenses of investigations, judicial or administrative proceedings or appeals, amounts paid in settlement by or on behalf of Indemnitee, attorneys' fees and disbursements, but shall not include the amount of judgments, fines or penalties against Indemnitee.

          (c) "Change in Control" means a change in control of the Corporation occurring after the date of this Agreement of a nature that would be required to be reported under the Securities Exchange Act of 1934 or any regulation or rule thereunder (collectively the "Act"), whether or not the Corporation is then subject to such reporting requirement; provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred if after the date of this Agreement (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Act), other than a person who is presently a member of the board of directors of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities; (ii) the Corporation is a party to a merger, consolidation, sales of assets or other reorganization, or a proxy contest, as a consequence of which members of the board of directors of the Corporation in office immediately prior to such transaction or event constitute less than a majority of the board of directors thereafter; or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors (including for this purpose any new director whose election or nomination for election by the Corporation's shareholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute a majority of the board of directors.

        (d) "Corporate Status" means and describes the status of a person who is or was a director, officer, employee, agent or fiduciary of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, agent or fiduciary of any other "Other Enterprise".

        (e) The term "Disinterested Director" means a director of the Corporation who is not and was not a party to the Proceeding in respect of which indemnification is sought by the Indemnitee.

        (f) The term "Other Enterprise" shall include any wholly or partly owned subsidiary of the Corporation, any employee compensation or benefit plan of any one or more of the Corporation and its subsidiaries and affiliates, and any other corporation, partnership, joint venture, trust or enterprise of which the Indemnitee is or was serving at the request of the Corporation as a director, officer, employee, agent or otherwise.

        (g) Reference to "fines" shall include, any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Agreement.


     3. Indemnity and Advancement of Expenses to the Extent Permitted by Law. Subject to the terms of Paragraph 8 of this Agreement, the Corporation shall indemnify and advance Expenses to the Indemnitee to the fullest extent permitted by applicable law now in effect. Without limitation of the foregoing, indemnification shall be deemed to be permitted by applicable law for purposes of this Agreement if indemnification is required by Paragraph 4 or 5 hereof, and advancement of expenses shall be deemed permitted under applicable law, and as more particularly set forth in Paragraph 8 hereof.


     4. Indemnity in Third Party Proceedings. The Corporation shall indemnify Indemnitee in accordance with the provisions of this Paragraph 4 if Indemnitee is a party to or is threatened to be made a party to or is otherwise involved in any Proceeding (other than a Proceeding by or in the right of the Corporation to procure a judgment in its favor) against all Expenses, liabilities, judgments, fines and penalties actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding, but only if Indemnitee acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and, in the case of a criminal Proceeding, in addition, had no reasonable cause to believe that his conduct was unlawful.


     5. Indemnity in Proceedings By or In the Right of the Corporation. The Corporation shall indemnify Indemnitee in accordance with the provisions of this Section if Indemnitee is a party to or is threatened to be made a party to or is otherwise involved in any Proceeding by or in the right of the Corporation to procure a judgment in its favor (a "Corporation Claim") against all Expenses actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding, but only if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation; provided, however, that no indemnification shall be made under this Paragraph 5 for (i) judgments, fines, penalties, or amounts paid in settlement by or on behalf of Indemnitee; or
(ii) other Expenses in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation, unless and only to the extent that any court in which such Proceeding was brought shall determine upon application that, despite any adjudication of liability but in view of all circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such judgments, fines, penalties, or Expenses as such court shall deem proper.


     6. Exceptions to Indemnitee's Rights. Notwithstanding any other provisions of this Agreement, the Corporation shall not be liable to make any payment in connection with any claim made against the Indemnitee:

        (a) to the extent that payment is actually made to Indemnitee under any insurance policy;

         (b) to the extent that Indemnitee is indemnified and actually paid otherwise than pursuant to this Agreement;

         (c) if such claim is proven by a final judgment in a court of law or in other adjudication to have been based upon or attributable to the Indemnitee's having gained any personal profit or advantage to which he was not legally entitled;

          (d) for disgorgement of profits, made from the purchase and sale by the Indemnitee of securities, pursuant to Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law or common law; or

          (e) brought about or contributed to by the dishonesty of the Indemnitee seeking payment hereunder; provided, however, that the Indemnitee shall be entitled to the benefit of this Agreement as to any claim upon which suit may be brought against him by reason of any alleged dishonesty on his part, unless a judgment or other final adjudication thereof adverse to the Indemnitee shall establish that he committed (i) acts of active and deliberate dishonesty; (ii) with actual dishonest purpose and intent; (iii) which acts were material to the cause of action so adjudicated.


     7. Indemnification of Expenses of Successful Party. To the extent that Indemnitee has been successful, on the merits or otherwise, in defense of any Proceeding or in defense of any claim, issue or matter therein, including the dismissal of an action without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.


     8. Advancement of Expenses. The Expenses incurred by Indemnitee with respect to any Proceeding governed by Paragraph 4 or 5 shall be paid by the Corporation at reasonable intervals in advance of any final resolution of such Proceeding, in each case within 20 days after the Corporation receives Indemnitee's written request therefor; provided, however, that Indemnitee shall undertake to repay such amounts to the Corporation to the extent that it is ultimately determined that Indemnitee was not entitled to indemnification of such Expense, as hereinafter provided.

     In the event, and to the extent that, the Corporation has made any advances to the Indemnitee for Expenses which are determined at some later time to be within the category of exceptions to this Agreement set forth in Paragraph 6, or to which Indemnitee is not otherwise entitled, Indemnitee hereby agrees to reimburse the Corporation in full for such Expenses, within 90 days after written notice by the Corporation of such determination; and Indemnitee further agrees that execution and delivery by him of this Agreement shall constitute a valid and binding obligation on the part of Indemnitee, and his successors and assigns, to repay such obligation in full.


     9. Rights of Indemnitee to Indemnification Upon Application; Procedures Upon Application. Any indemnification under Paragraph 4 or 5 shall be made no later than 45 days after receipt of the written request of Indemnitee for indemnification together with documentation in support of such request, unless the Corporation determines within such 45-day period that the Indemnitee has not met the relevant standards for indemnification set forth in Paragraph 4 or 5, as the case may be, and is not otherwise entitled to indemnification under applicable law; provided, however, that if, within such 45-day period, the Corporation has not reached any determination hereunder, any payment made to Indemnitee pursuant to this Paragraph 9 shall be made subject to and conditioned upon Indemnitee's agreement to reimburse the Corporation within 20 days of demand by the Corporation therefor, to the extent that the Corporation subsequently determines that Indemnitee was not entitled to receive such payment.

     The determination as to entitlement shall be made as follows. If there has been no Change in Control prior to the date of determination of entitlement to indemnification, the determination shall be made by (i) the Board of Directors of the Corporation by a majority vote of a quorum consisting of Disinterested Directors; or (ii) if a quorum of Disinterested Directors is not obtainable, by independent legal counsel reasonably acceptable to the Corporation, but retained by Indemnitee at his sole expense, in a written opinion, in form and substance reasonably satisfactory to the Corporation, that indemnification in the particular case is permissible.


     10. Presumptions as to the Indemnitee's Conduct. For the purposes of this Agreement, the Indemnitee's conduct shall not be deemed to have been knowingly fraudulent or deliberately dishonest, the Indemnitee shall not be deemed to have had any reasonable cause to believe the Indemnitee's conduct was unlawful, nor shall any presumption arise that the Indemnitee did not meet any particular standard of conduct or have any particular belief, if the Indemnitee's conduct was based on (i) the records or books of account of the Corporation or Other Enterprise; (ii) information supplied to the Indemnitee by an officer or officers of the Corporation or Other Enterprise in the course of such individual's duties; (iii) the advice of legal counsel for the Corporation or Other Enterprise; or (iv) information or records given or reports made to the Corporation or Other Enterprise by an independent public accountant, by an appraiser or by other experts selected by the Corporation or Other Enterprise. The knowledge, actions or failures to act of any director, officer, employee or agent of the Corporation shall not be imputed to the Indemnitee for the purposes of determining the right to indemnification under this Agreement. An Indemnitee who acted in good faith and in a manner the Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit or compensation plan shall be deemed to have acted in a manner not opposed to the best interests of the Corporation. The termination of any Proceeding which is covered by this Agreement by judgment, order, settlement (whether with or without court approval) or conviction, or a plea of nolo contendere or its equivalent shall not of itself create a presumption for the purposes of this Agreement that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal Proceeding, had reasonable cause to believe the conduct of the Indemnitee was unlawful.


     11. Indemnification Hereunder Not Exclusive. The indemnification provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Corporation's Certificate of Incorporation or By-Laws, any agreement, any vote of shareholders or disinterested directors, the Business Corporation Law of the State of New York, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. If the New York Business Corporation Law, or the Certificate of Incorporation or By-laws of the Corporation is amended after the date of this Agreement to limit or restrict indemnification permitted to the Indemnitee, then with respect to all matters arising prior to the effective date of such amendment the Corporation shall nevertheless indemnify the Indemnitee to the fullest extent permitted by this Agreement, the Certificate of Incorporation or By-laws, and such law as in effect prior to such amendment.

     12. Corporation Participation in Litigation. With respect to any proceeding for which indemnification is requested, the Corporation will be entitled to participate therein at its own expense and, except as otherwise provided below, to the extent that it may wish, the Corporation may assume the defense thereof, with counsel satisfactory to the Indemnitee. After notice from the Corporation to the Indemnitee of its election to assume the defense of a Proceeding, the Corporation will not be liable to the Indemnitee under this Agreement for any Expenses subsequently incurred by the Indemnitee in connection with the defense thereof, other than as provided below. The Corporation shall not settle any Proceeding in any manner which would impose any penalty or limitation on the Indemnitee without the Indemnitee's written consent. The Indemnitee shall have the right to employ his own counsel in any Proceeding, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense of the Proceeding shall be at the expense of the Indemnitee, unless (i) the employment of counsel by the Indemnitee has been approved by a majority vote of a quorum consisting of Disinterested Directors; (ii) the Indemnitee or the Corporation shall have reasonably concluded that there may be a conflict of interest between the Corporation and the Indemnitee in the conduct of the defense of a proceeding and shall have communicated such conclusion, with a full statement of the reasons, in writing to the Corporation; or (iii) the Corporation shall not in fact have employed counsel to assume the defense of a Proceeding, in each of which cases the fees and expenses of the Indemnitee's counsel shall be advanced by the Corporation. The Corporation shall not be entitled to assume the defense of any Corporation Claim.


     13. Continuation of Right of Indemnification and Advancement of Expenses. The rights of the Indemnitee under this Agreement shall continue as to the Indemnitee after termination for any reason of Corporate Status, and shall inure to the benefit of the heirs, personal representatives, successors and assigns of the Indemnitee.


     14. Maintenance of Directors and Officers Liability Insurance. The Corporation agrees that, so long as the Indemnitee shall have a Corporate Status and thereafter so long as the Indemnitee shall be subject to any Proceeding, the Corporation shall purchase and maintain in effect for the benefit of the Indemnitee one or more valid, biding and enforceable policies of directors and officers liability insurance. The Corporation shall not be required to maintain any policies of directors and officers liability insurance if, in the sole discretion and reasonable business judgment of the directors of the Corporation, (i) such insurance is not reasonably available; or (ii) the premium cost for such insurance is substantially disproportionate to the amount of coverage provided; or (iii) the coverage provided by such insurance is so limited by exclusions that there would be insufficient benefit from such insurance.


     15. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the expenses, judgments, fines or penalties actually and reasonably incurred by him in the investigation, defense, appeal or settlement of any Proceeding but not for the total amount thereof, the Corporation shall nevertheless provide indemnification to Indemnitee for that portion of such Expenses, judgment, fines or penalties for which Indemnitee is entitled to be indemnified hereunder.


     16. Severability. If any provision of this Agreement or application of any such provision to any person or circumstance is held invalid, the remainder of this Agreement, and the application of such provision other than to the extent it is held invalid, will not be invalidated or affected thereby.


     17. Notice. Indemnitee shall, as a condition precedent to his right to be indemnified under this Agreement, give the Corporation notice in writing as soon as practicable of any claim made against him for which indemnity will or could be sought under this Agreement. In addition, Indemnitee shall give the Corporation such information and cooperation as it may reasonably require and shall be within Indemnitee's power. Notice to the Corporation shall be directed to TAYLOR DEVICES, INC., 90 Taylor Drive, North Tonawanda, New York 14120-0748, Attention: President (or such other address as the Corporation shall designate in writing to Indemnitee). Notices to Indemnitee shall be directed to the Indemnitee at the address of the Indemnitee as shown at the beginning of this Agreement (or such other address as the Indemnitee shall designate in writing to the Corporation). Notices shall be deemed received three days after the date postmarked if sent by prepaid mail, property addressed.


     18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute one and the same original.


     19. Applicable Law. This Agreement shall be governed by and construed in accordance with New York law, without regard to conflict of laws.


     20. Successors and Assigns. This Agreement shall be binding upon the Corporation and its successors and assigns.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and signed as of the day and year first above written.


                                  TAYLOR DEVICES, INC.


                              By:

                                  Douglas P. Taylor, President



                                  INDEMNITEE


                              By:
                                  [Name]



















                       TAYLOR DEVICES, INC.
                 PROXY SOLICITED ON BEHALF OF THE
                        BOARD OF DIRECTORS

                  ANNUAL MEETING OF SHAREHOLDERS
            TO BE HELD NOVEMBER 8, 1996, AT 10:00 A.M.
                UNIVERSITY INN & CONFERENCE CENTER
             2401 NORTH FOREST ROAD, AMHERST, NEW YORK

     The undersigned hereby appoints Douglas P. Taylor and Joseph
P. Gastel, and each of them with full power of substitution as proxies for the undersigned to attend the Annual Meeting of Shareholders of TAYLOR DEVICES, INC. to be held at the University Inn & Conference Center, 2401 North Forest Road, Amherst, New York at 10:00 A.M. on November 8, 1996, and at any adjournment thereof, to vote and act with respect to all common shares of the Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

       The Board of Directors recommends that you vote FOR:

1.   ELECTION OF DIRECTORS.
                                                  DIRECTORS

                                               Douglas P. Taylor
                                               Richard G. Hill
              Withhold          Withhold       Joseph P. Gastel
FOR all   Authority for all    Authority       Donald B. Hofmar
Nominees      Nominees       as indicated      Randall L. Clark
  [  ]          [  ]             [  ]

   _____________________________________________________________
  (Withhold authority for nominees whose names are written above)

2.   RATIFICATION OF AMENDMENT TO BY-LAWS

        FOR           ABSTAIN              AGAINST

3.   RATIFICATION OF INDEMNITY AGREEMENTS AND ANY AMENDMENTS

        FOR           ABSTAIN              AGAINST

4. In their discretion, the proxies ARE AUTHORIZED TO VOTE on any other business that may properly come before the Meeting.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This proxy will be voted as directed, but if no direction is indicated, it will be voted - FOR the nominees described in Item 1; FOR the Amendment to the By-laws described in Item 2; FOR the Indemnity
Agreements and any amendments; and in the discretion of the proxies, on such other matters as may properly come before the Annual Meeting of any adjournment or postponements thereof.

Receipt of the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement is hereby acknowledged.

[  ] Please check ( ) this box if you plan to attend the Annual Meeting.

                     Dated _________________, 1996

                     _____________________________

                     _____________________________

                     _____________________________
                     Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate proxies should be signed by an authorized officer.
                     PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.